UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2011

Date of Report (Date of earliest event reported)

WEST SUBURBAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Illinois	0-17609	36-3452469
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

711 South Meyers Road

Lombard, Illinois 60148

(Address of principal executive offices, zip code)

(630) 652-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2011, West Suburban Bancorp, Inc. (the “Company”) held its annual meeting of shareholders in Lombard, Illinois.  Of the 426,850 shares of common stock issued and outstanding as of the record date for the meeting, 320,862 shares were represented at the meeting in person or by proxy, constituting approximately 75.2% of the outstanding shares.  At the meeting, the shareholders approved all of the director nominees, approved the ratification of the engagement of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011, voted on the non-binding advisory proposal on the compensation of certain executive officers, or say on pay proposal, and voted on the non-binding advisory proposal on the frequency with which shareholders will vote on future say on pay proposals.

The final results of voting on each of the matters submitted to a vote of shareholders during the annual meeting were as follows:

1.                                       The election of five directors until the regular annual meeting of shareholders in 2012 or until their successors are elected and have qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kevin J. Acker	290,208	7,657	22,997
David S. Bell	283,688	14,177	22,997
Duane G. Debs	278,358	19,507	22,997
Charles P. Howard	278,561	19,304	22,997
Peggy P. LoCicero	277,334	20,531	22,997

2.                                       The ratification of the engagement of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
301,062	16,766	3,034	0

3.                                       The approval of a non-binding advisory proposal on the compensation of certain executive officers, or say on pay vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes
281,234	9,721	6,910	22,997

4.                                       The approval of a non-binding advisory proposal on the frequency with which shareholders will vote on future say-on-pay proposals.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
94,563	24,347	172,381	6,574	22,997

Following the Board of Directors’ recommendation of a say-on-pay vote every three years, the shareholders voted in favor of that frequency. The Board of Directors currently intends to hold votes on say-on-pay every three years until the next shareholder frequency advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST SUBURBAN BANCORP, INC.

Date:	May 17, 2011	By:	/s/ Duane G. Debs
DUANE G. DEBS
PRESIDENT AND CHIEF FINANCIAL OFFICER